                                                                  EXHIBIT 10.15
                                SOLOPOINT, INC.
                      COMMON STOCK SUBSCRIPTION AGREEMENT

                                August 10, 1999


    This Common Stock Subscription Agreement (the "Agreement") is entered into as of this 10th day of August, 1999, among SoloPoint, Inc., a California corporation (the "Company") and the undersigned purchasers (each a "Purchaser" and together the "Purchasers").


                                   SECTION 1
                              SALE OF COMMON STOCK

    1.1  Sale of Common Stock.  Subject to the terms and conditions hereof, the
         --------------------
Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company, shares of Common Stock of the Company (the "Common Stock") with an aggregate value of $3,150,000, at a price per share equal to the then Current Market Price on the date (the "Escrow Opening Date") that the Company places certificates representing the shares of Common Stock issued and sold to the Purchasers hereunder in escrow with Chase Manhattan Bank and Trust Company, National Association (the "Escrow Agent"), it being understood by the parties that the Company shall not be required to issue shares of Common Stock to any Purchaser if such issuance would result in the concentration of ownership of more than 50% of the issued and outstanding Common Stock of the Company in any one shareholder or group of affiliated shareholders. The certificates representing the shares of Common Stock to be purchased hereunder shall be issued to the Purchasers as of the Escrow Opening Date. The number of shares of Common Stock to be purchased and the purchase price to be paid by Purchasers is outlined on Exhibit A, which is incorporated herein by this reference.

    1.2 The cash consideration (the "Escrowed Funds") to be paid by the Purchasers to the Company for Common Stock shall be placed in escrow with the Escrow Agent by wire transfer of immediately available funds to an interest bearing account to be designated by the Escrow Agent on the Escrow Opening Date. If any Purchaser intends to pay for shares of Common Stock by means of conversion of any loan made to the Company, such Purchaser must deliver to the Escrow Agent on the Escrow Opening Date, the instrument representing such loan, together with instructions to the Escrow Agent stating that such instrument shall be released to the party that is recipient of the Ecrowed Funds on the Escrow Release Date (as defined herein). For the purpose of any computation pursuant to this Section 1: (i) the "Current Market Price" at any date of one share of Common Stock of the Company, shall be deemed to be the average of the closing prices for shares of Common Stock on the preceding ten (10) business days as furnished by the National Quotation Bureau, Incorporated (or an equivalent recognized source of quotations), as determined by the Company's independent accountants, Ernst & Young, and (ii) "Escrowed Funds" shall not include any portion of the consideration for the shares of Common Stock to be paid by any Purchaser by means of the conversion of any convertible loan made by such Purchaser or any of its affiliates to the Company prior to the Escrow Opening Date.

    1.3  Issuance of Warrants.
         --------------------

         (a) The Company agrees to issue to Purchasers, pro rata based on the number of shares of Common Stock subscribed for by each Purchaser hereunder, warrants (individually the "Warrant" and collectively the "Warrants") exercisable for the purchase of an aggregate 1,300,000 shares of Common Stock at a price per share of $3.00. The Warrants shall be issued to Purchasers as of the date (the "Escrow Release Date") that the Escrowed Funds are released to the Company. The Warrants shall be fully transferable, and shall be exercisable by means of a cashless exercise at any time during the 18-month period commencing on the Escrow Release Date; provided that any transferee of Warrants that is not an affiliate of InveStar Capital, Inc. shall not be entitled to cashless exercise of the Warrants. The terms of the Warrants are set forth more fully in the form of Warrant annexed hereto as Exhibit B. For purposes of this Agreement an "affiliate" of a person or an entity shall mean any natural person or entity that directly or indirectly, through one or more intermendiaries, controls or is controlled by or is under common control with such person or entity, any entity in which such person or entity directly or indirectly, through one or more intermediaries, is a general partner, principal, managing member, beneficiary or otherwise a direct or indirect owner of a controlling interest or with which such person or entity may merge or consolidate.

         (b) The common stock issuable upon exercise of the Warrants (the "Warrant Shares") shall be entitled to the benefits of the registration rights granted by the Company pursuant to that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated of even date herewith, by and among the Company and the Purchasers, a copy of which is annexed hereto as Exhibit E.

         (c) The Company and the Purchasers, having adverse interests and as a result of arm's length bargaining, agree that (i) the Purchasers have not rendered and have not agreed to render any services to the Company in connection with the issuance of the Warrants; (ii) the Warrants are not being issued as compensation; and (iii) the fair market value of each Warrant as of the date of issuance for income tax and other purposes shall be deemed to be $0.01 per Warrant Share.

    1.4  Release of Escrow.  The certificates representing the shares of Common
         -----------------
Stock being purchased hereunder and the Escrowed Funds shall be released by the Escrow Agent to the Purchasers and the Company, respectively, upon receipt by the Company of notice from the Nasdaq Stock Market ("Nasdaq") that the panel presiding at the Company's August 12, 1999 Nasdaq delisting hearing has not ordered the delisting of the Company. In the event that the delisting of the Company is ordered by such panel, the Escrow Agent shall return the certificates to the Company's Secretary and the Escrowed Funds to the Purchasers. The terms and conditions of the release of Escrow are set forth more fully in the form of Escrow Agreement annexed hereto as Exhibit C.

    1.5  Legend.  The certificate or certificates for the Common Stock shall be
         ------
subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act") and referring to restrictions on transfer herein, such legend to be substantially as follows:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (B) AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (C) FULL COMPLIANCE WITH THE PROVISIONS OF RULE 144 UNDER THE ACT."

    1.6  Removal of Legends.  Any legend endorsed on a certificate pursuant to
         ------------------
Section 1.5 hereof shall be removed (a) if the shares of the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (b) if such shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (c) if the holder of such shares shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company, stating that a public sale, transfer or assignment of such shares may be made without registration.

                                   SECTION 2
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to the Purchasers that:

    2.1  Organization.  The Company is a corporation duly organized and validly
         ------------
existing under the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a materially adverse effect on the Company.

    2.2  Authorization.  The Company has all corporate right, power and
         -------------
authority to enter into this Agreement, the Registration Rights Agreement and the Escrow Agreement and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Escrow Agreement by the Company, and the authorization, sale, issuance and delivery of the Common Stock and the performance of the Company's obligations hereunder and under the Registration Rights Agreement and the Escrow Agreement has been taken. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 1.6 of the Registration Rights Agreement. Upon issuance and delivery pursuant to this Agreement, all of the Common Stock being sold to the Purchasers hereunder and all of the Common Stock issuable upon exercise of the Warrants will be duly and validly issued, fully paid and nonassessable and free and clear of any liens and encumbrances. There are no statutory, contractual or other preemptive rights or rights of first refusal with respect to the issuance and sale of such Common Stock.

    2.3  Validity of Securities.  The Company's securities, when issued, sold
         ----------------------
and delivered by the Company in accordance with the terms of this Agreement, will be duly and validly issued, fully-paid and nonassessable. The issuance, sale and delivery of such securities are not subject to preemptive or any similar rights of the shareholders of the Company or any liens or encumbrances arising through the Company. Based in part upon the representations of the Purchasers in this Agreement, the offer, sale and issuance of the Company's securities hereunder will be made in compliance with all applicable federal and state securities laws.

    2.4  No Conflict.  The execution and delivery of this Agreement, the
         -----------
Registration Rights Agreement and the Escrow Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Amended and Restated Articles of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, which conflict, violation, default or right would have a material adverse effect on the business, properties, prospects or financial condition of the Company.

    2.5  Accuracy of Reports; Financial Statements.  All reports required to be
         -----------------------------------------
filed with the Securities and Exchange Commission (the "SEC") by the Company from the date of the Company's initial public offering through the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been made available to each Purchaser (the "SEC Documents"), have been duly and timely filed, were in substantial compliance with the requirements of their respective forms when filed, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. The Company's financial statements included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

    2.6  Changes.  Since May 14, 1999 (the date on which the Company's Quarterly
         -------
Report on Form 10-QSB for the fiscal quarter ended March 31, 1999 was filed with the SEC), there has not been (a) any incurrence by the Company of any material liability, absolute or contingent, or (b) except for the potential delisting of the Company by the Nasdaq which will be adjudicated at a hearing before a Nasdaq panel scheduled for August 12, 1999, any event or condition of any character that has materially and adversely affected or might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted). There is no material liability or contingency of the Company that is not disclosed in the SEC Documents.

    2.7  Governmental Consents, Etc.  No consent, approval or authorization of
         --------------------------
or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement or the Escrow Agreement, or the consummation of any other transaction contemplated hereby and thereby, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. ("NASD") and with governmental authorities for purposes of effecting compliance with the securities and Blue Sky laws in the states in which Common Stock is offered and/or sold, which compliance will be effected in accordance with such laws.

    2.8  Litigation.  Except as disclosed in the SEC Documents and Schedule 2.8
         ----------
hereto, there is no pending or, to the best of the Company's knowledge, threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("Litigation") to which the Company is a party or by which any material portion of its assets, taken as a whole, may be bound, nor is the Company aware of any basis therefor, which Litigation, if adversely determined, would have a material adverse effect on the business, properties, prospects or financial condition of the Company.

    2.9  Intellectual Property.  To its knowledge, and except as disclosed in
         ---------------------
the SEC Documents, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without infringement of any rights of a third party. Except as disclosed in the SEC Documents, the Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity, which violation would have a material adverse effect on the business, properties, prospects or financial condition of the Company. Except as disclosed in the SEC Documents, the Company has not granted (nor has the Company licensed from a third party) any material rights to or licenses to its patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes.

    2.10 Registration Rights.  Except as contemplated herein and in the
         -------------------
Registration Rights Agreement, the Company has not granted or agreed to grant any rights to register its securities under the Securities Act, including piggy-back rights, to any person or entity.

    2.11 No Material Default.  The Company is not in violation of or default
         -------------------
under any provision of (a) its Certificate of Incorporation or Bylaws or (b) any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise or license to which it is a party or by which it is bound or (c) any federal or state judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except with respect to clauses (b) and (c) above, such violations or defaults as would not have a material adverse effect on the business, properties, prospects or financial condition of the Company. The Company is not in default with respect to any material debt or liability.

    2.12 Disclosure.  No representation or warranty of the Company contained in
         ----------
this Agreement or the exhibits attached to this Agreement (when read together and taken as a whole), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein in light of the circumstances under which they were made not misleading.

    2.14 Rights of Common Stock.  The Common Stock shall have the rights,
         ----------------------
preferences, privileges and restrictions provided in the Company's Amended and Restated Certificate of Incorporation.

                                   SECTION 3
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

    Each Purchaser hereby represents and warrants to the Company as follows:

    3.1  Investment.  Purchaser is acquiring the Common Stock for investment for
         ----------
its own account, not as a nominee or agent and not with a view to or for resale in connection with any distribution thereof. Purchaser understands that the Common Stock purchased by such Purchaser from the Company pursuant to this Agreement has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Purchaser's investment intent and the accuracy of such Purchaser's representations as expressed herein.

    3.2  Accredited Investor.  Each Purchaser is an "accredited investor" as
         -------------------
defined by Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). The SEC documents have been made available to each Purchaser, and each Purchaser has received all the information it has requested regarding the Company. Each Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with
the purchase of the Common Stock.   Each purchaser has completed the information
requested by the Investor Suitability Questionnaire attached as Exhibit D to this Agreement (the "Questionnaire").

    3.3  Authority. This Agreement, the Registration Rights Agreement and the
         ---------
Escrow Agreement have been duly executed and delivered by each Purchaser and constitute legal, valid and binding obligations of the Purchasers, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to limitations of public policy as they may apply to
Section 1.6 of the Registration Rights Agreement. The execution and delivery of this Agreement, the Registration Rights Agreement and the Escrow Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchasers.

    3.4  Government Consents, Etc.  No consent, approval or authorization of or
         ------------------------
designation, declaration or filing with any governmental authority on the part of the Purchasers is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Common Stock, or the consummation of any other transaction contemplated hereby.

    3.5  Investigation.  Each Purchaser has had a reasonable opportunity to
         -------------
discuss the Company's business, management and financial affairs with the Company's management.

                                   SECTION 4
                  CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

    The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Escrow Opening Date, of each of the following conditions, unless otherwise waived:

    4.1  Representations and Warranties Correct.  The representations and
         --------------------------------------
warranties made by the Company in Section 2 shall be true and correct in all material respects on the Escrow Opening Date with the same effect as though such representations and warranties had been made on and as of the Escrow Opening Date.

    4.2  Covenants.  All covenants, agreements and conditions contained in this
         ---------
Agreement to be performed by the Company on or prior to the Escrow Opening Date shall have been performed or complied with in all material respects.

    4.3  No Order Pending.  There shall not then be in effect any order
         ----------------
enjoining or restraining the transactions contemplated by this Agreement.

    4.4  No Law Prohibiting or Restricting Sale.  There shall not be in effect
         --------------------------------------
any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise referenced in this Agreement).

    4.5  Additional Agreements.  On or before the Escrow Opening Date, the
         ---------------------
Company and the Escrow Agent shall have executed and delivered a counterpart of the Escrow Agreement attached as Exhibit C and the Company shall have executed and delivered a counterpart of the Registration Rights Agreement attached as Exhibit E.

    4.6  Investor Suitability Questionnaire.  On or before the Escrow Opening,
         ----------------------------------
each Purchaser shall have executed and delivered the Investor Suitability Questionnaire attached as Exhibit E.

    4.7  Current Market Price.  The Current Market Price for one share of
         --------------------
Company Common Stock, determined as of the Escrow Opening Date, shall not exceed of $1.50.

                                   SECTION 5
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

    The obligations of the Company under this Agreement are subject to the fulfillment on or prior to the Escrow Opening Date of each of the following conditions, unless otherwise waived:

    5.1  Representations and Warranties Correct.  The representations and
         --------------------------------------
warranties made by the Purchaser(s) in Section 3 hereof shall be true and correct in all material respects on and as of the Escrow Opening Date with the same effect as though such representations and warranties had been made on and as of the Escrow Opening Date.

    5.2  Performance.  All covenants, agreements and conditions contained in
         -----------
this Agreement to be performed by the Purchasers on or prior to the Escrow Opening Date shall have been performed or complied with in all material respects.

    5.3  No Order Pending.  There shall not then be in effect any order
         ----------------
enjoining or restraining the transactions contemplated by this Agreement.

    5.4  No Law Prohibiting or Restricting Such Sale.  There shall not be in
         -------------------------------------------
effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise provided in this Agreement).

    5.5  Escrowed Funds.  The Escrowed Funds shall have been placed in escrow in
         --------------
the account designated by the Escrow Agent, and the instrument(s) representing any convertible loan(s) to be converted into Common Stock as part of the consideration to be paid by a Purchaser for the Common Stock subscribed for hereunder shall been delivered to the Escrow Agent at the time and in the manner proscribed in Section 1.2 hereof.

    5.6  Additional Agreements.  On or before the Escrow Opening Date, each
         ---------------------
Investor and the Escrow Agent shall have executed and delivered a counterpart of the Escrow Agreement attached as Exhibit C and each Investor shall have executed and delivered a counterpart of the Registration Rights Agreement attached as Exhibit E.

                                   SECTION 6
                            COVENANTS OF THE COMPANY

    6.1  Registration of Common Stock.  Subject to the terms and conditions set
         ----------------------------
forth herein and in the Registration Rights Agreement, the Company will use reasonable best efforts to file with the Securities Exchange Commission, within 180 days following the Escrow Release Date, a registration statement sufficient to register the shares of Company Common Stock purchased by the Purchasers hereunder, as well as the shares of Company Common Stock issuable upon exercise of the Warrants.

    6.2  Board of Directors. Effective as of the Escrow Release Date, and so
         ------------------
long as InveStar Capital, Inc. ("InveStar") and its affiliates hold at least 500,000 shares of Company Common Stock, SoloPoint will nominate InveStar's designee for one seat on the Company's Board of Directors. Such designee, once elected to the Board, shall be appointed as a member of the Company's Compensation Committee. In addition, InveStar and its affiliates shall be entitled to designate an observer of the Board of Directors, which person shall have the right to be present at all meetings of the Board of Directors and to inspect materials presented to the Board of Directors; provided that such person shall agree in writing (i) to be bound by the same fiduciary duties as those imposed upon the Company's directors in respect to the receipt of confidential information and to use reasonable care to protect the Company's confidential information, and (ii) not to disclose the Company's confidential information to any person or entity. The Company reserves the right to withhold any information and to exclude InveStar's non-director representative from any meeting or portion thereof if the Board of Directors reasonably believes that access to such information or attendance at such meeting would: (i) involve a conflict of interest regarding a material issue for the Company, (ii) be necessary in order to meet or protect any fiduciary obligations of the Board of Directors or (iii) adversely effect attorney-client privilege between the Company and its counsel.

    6.3  Issuance of Preferred Stock.  For so long as InveStar and its
         ---------------------------
affiliates own at least 100,000 shares of Common Stock, the Company will not to issue any shares of Preferred Stock without the prior written consent of InveStar or one of its affiliates. In addition, the Company hereby agrees that InveStar and its affiliates shall be entitled to purchase its pro rata portion (based on its percentage ownership of the Company's issued and outstanding securities) of any issuance of Company Preferred Stock.

    6.4  Issuance of Warrants.  As of the Escrow Release Date, the Company will
         --------------------
issue the Warrants to the Purchasers subject to the terms and conditions set forth herein and in the form of Warrant annexed hereto as Exhibit B.


                                   SECTION 7
                                 MISCELLANEOUS

     7.1  Governing Law.  This Agreement and all acts and transactions pursuant
          -------------
to this Agreement and the rights and obligations of the parties to this Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

    7.2  Survival.  Unless otherwise set forth in this Agreement, the
         --------
warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Escrow Opening.

    7.3  Successors and Assigns.  This Agreement shall be binding upon and shall
         ----------------------
inure to the benefit of the parties to this Agreement and their respective successors and assigns.

    7.4  Entire Agreement; Amendment.  This Agreement, the Registration Rights
         ---------------------------
Agreement, the Escrow Agreement and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against which enforcement of any such amendment, waiver, discharge or termination is sought.

    7.5  Notices and Dates.  Unless otherwise provided in this Agreement, any
         -----------------
notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page to this Agreement or as subsequently modified by written notice. If any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

    7.6  Brokers.
         -------

         (a) Except as disclosed to the Purchasers, the Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company agrees to indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

         (b) No Purchaser has engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of such Purchaser hereunder.

    7.7  Severability.  If any term, provision, covenant or restriction of this
         ------------
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    7.8  Costs and Expenses.  Irrespective of whether the Escrow Opening is
         ------------------
effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

    7.9  No Third Party Rights.  Nothing in this Agreement shall create or be
         ---------------------
deemed to create any rights in any person or entity not a party to this Agreement.

    7.10 Captions and Headings.  The captions and headings used herein are for
         ---------------------
convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

    7.11 Counterparts.  This Agreement may be executed in counterparts, and each
         ------------
such counterpart shall be deemed an original for all purposes.

    IN WITNESS WHEREOF, the parties to this Agreement have executed or caused their respective authorized officers to execute this Agreement as of the first date written above.


                                  "COMPANY":

SoloPoint, Inc.                            Address

                                           130 B Knowles Drive
                                           Los Gatos, California 95032
By:  ____________________________          Facsimile:  (408) 364-1724
      Arthur G. Chang
      President and Chief Executive Officer



                                 PURCHASER(S):


By:  ____________________________          Address:  _______________________
            (Signature)                              _______________________

     ____________________________
            (Print Name)

                                   EXHIBIT A
                               TERMS OF PURCHASE

Name                                             Number of Shares               Purchase Price
-----                                            -----------------              --------------

InveStar Burgeon Venture Capital, Inc.                 512,316                      $1.0844

InveStar Dayspring Venture Capital,
 Inc.                                                  768,474                      $1.0844

InveStar Excelsus Venture Capital
  (Int'l), Inc. LDC                                    768,474                      $1.0844

Forefront Venture Partners, L.P.                       256,158                      $1.0844

Hui-Chuan Liu                                          276,650                      $1.0844

The Bass Trust                                          92,217                      $1.0844

Carsten 1978 Trust, as Amended,
UTD 7-12-78                                             46,108                      $1.0844

Murali & Mythill Narayanan                              13,832                      $1.0844

Jai Bhagat                                              13,832                      $1.0844

Edward M. Esber, Jr.                                    18,443                      $1.0844
Storm Ventures Fund I, LLC                             110,660                      $1.0844
Tae Hea & Rosemarie Nahm                                27,665                      $1.0844

                                                                        EXHIBITS

                                   EXHIBIT B

                                    WARRANT
















                                                                        EXHIBITS

                                   Exhibit B
                                   ---------

                                                                 Warrant No. W-.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                    WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK
                              AS HEREIN DESCRIBED

                             Dated August 10, 1999

     This certifies that for value received________________________________ or registered assigns, is entitled, subject to the terms set forth herein, to purchase from SoloPoint, Inc., a California corporation (the "Company"), up to
                                                              -------
_______ fully paid and non-assessable shares of the Company's Common Stock, at the price of $3.00 per share. The initial purchase price of $3.00 per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV herein.


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     "Affiliate" means any natural person or entity that directly, or through
      ---------
one or more intermendiaries, controls or is controlled by or is under common control with InveStar Capital, Inc. ("InveStar"), any entity in which InveStar directly or indirectly through one or more intermediaries, is a general partner, principal, managing member, beneficiary or otherwise a direct or indirect owner of a controlling interest or with which InveStar may merge or consolidate.

     "Articles of Incorporation" means the Articles of Incorporation of the
      -------------------------
Company.

     "Closing Date" means August __, 1999.
      ------------

     "Commission" means the Securities and Exchange Commission, or any other
      ----------
federal agency then administering the Exchange Act or the Securities Act, as defined herein.

     "Common Stock" means the Company's Common Stock, any stock into which such
      ------------
stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

     "Company" means SoloPoint, Inc., a California corporation, and any
      -------
successor corporation.

     "Exercise  Period" means the period commencing on the Closing Date and
      ----------------
terminating February __, 2001, unless sooner terminated as provided in Section
2.4 hereof.

     "Exercise Price" means the price per share of Common Stock set forth in the
      --------------
Preamble to this Warrant, as such price may be adjusted pursuant to Article IV hereof.

     "Fair Market Value" means
      -----------------

                 (i) If shares of Common Stock are being sold pursuant to a public offering under an effective registration statement under the Securities Act which has been declared effective by the Commission and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

                 (ii) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the ten (10) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

                 (iii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a registration described in clause (i) of this definition, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder;

                 (iv) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a registration described in clause (i) of this definition, the fair value of a share of Common Stock shall be as determined in good faith by the Board of Directors of the Company.

     "Holder" means the person in whose name this Warrant is registered on the
      ------
books of the

Company maintained for such purpose.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, limited liability companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

     "Principal Executive Office" means the Company's office at 130-B Knowles
      --------------------------
Avenue, Los Gatos, California 95032, or such other office as designated in writing to the Holder by the Company.

     "Register," "Registered" and "Registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Rule 144" means Rule 144 as promulgated by the Commission under the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Shareholder" means a holder of one or more Warrant Shares or shares of
      -----------
Common Stock acquired upon conversion of Warrant Shares.

     "Warrant" means the warrant dated as of Closing Date issued to Holder and
      -------
all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

     "Warrant Shares" means the shares of Common Stock issuable upon the
      --------------
exercise of this Warrant provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.


                                  ARTICLE II
                                   EXERCISE
                                   --------

     II.1  Exercise Right; Manner of Exercise.  The purchase rights represented
           ----------------------------------
by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit "A" attached hereto, at the Principal Executive Office, and (ii)
   -----------
payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price the

"Total Exercise Price").  The Total Exercise Price shall be paid by check;
---------------------
provided, however, that if the Warrant Shares are acquired in conjunction with a
-----------------
Registration of such Warrant Shares, then Holder may arrange for the aggregate Exercise Price for such Warrant Shares to be paid to the Company from the proceeds of the sale of such Warrant Shares pursuant to such Registration. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

     II.2  Conversion of Warrant.
           ---------------------

          (a)     Right to Convert. In addition to, and without limiting, the
                  ----------------
other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant
------------------
Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:


          X   =    Y(A - B)
                   --------
                       A

Where:    X   =  The number of Warrant Shares to be issued to the Holder

          Y   =  The number of Warrant Shares purchasable pursuant to this
                 Warrant

          A   =  The Fair Market Value of one Warrant Share as of the
                 Conversion Date

          B   =  The Exercise Price



            (b)   Method of Exercise. The Conversion Right may be exercised by
                  ------------------
an eligible Holder by the surrender of this Warrant at the Principal Executive Office, together with a written statement (the "Conversion Statement"),
                                               ----------------------
specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Conversion Statement, or on such later date as is specified in the Conversion Statement (the "Conversion Date") and, at the
                                                  ---------------
Holder's election, may be made contingent upon the closing of the consummation of the sale of Common Stock pursuant to a Registration. Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.

     II.3   Fractional Shares.  The Company shall not issue fractional shares of
            -----------------
Common Stock
or scrip representing fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of the Notice of Exercise or the Conversion Date, as applicable, as determined in good faith by the Company's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.


                                  ARTICLE III
               REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT
               ------------------------------------------------

     III.1  Maintenance of Registration Book.  The Company shall keep at the
            --------------------------------
Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

     III.2  Restrictions on Transfers.
            -------------------------

            (a)    Compliance with Securities Act: Representations of Holder.
                   ---------------------------------------------------------
The Holder, by acceptance hereof, represents and warrants to the Company that:

                   (i) This Warrant and the Common Stock to be issued upon exercise hereof Stock are being acquired for investment, solely for the Holder's own account, not as a nominee or agent for any other Person, and not with a view to the resale or distribution of any part thereof;

                   (ii) The Holder believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Warrant. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant;

                   (iii) The Holder understands that the Warrant has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein; and

                   (iv) The Holder understands that the Warrant and the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act;

            The Holder agrees that the Holder will not offer, sell or otherwise dispose of this Warrant or any such shares of Common Stock except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit "B" hereto, that the shares of Common Stock purchased
                 -----------
thereby are being acquired for investment solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

            (b)    Certificate Legends. This Warrant and all shares of Common
                   -------------------
Stock issued upon exercise of this Warrant (unless Registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

            (c)    Disposition of Warrant or Shares. With respect to any offer,
                   --------------------------------
sale or other disposition of this Warrant or any shares of Common Stock issued upon exercise of this Warrant, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's or Shareholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (d)    Warrant Transfer Procedure. Transfer of this Warrant to a
                   --------------------------
third party,
following compliance with the preceding subsections of this Section
3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit "C", and surrender for registration of transfer of this Warrant at the
------- ---
Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock. Any transferee of this Warrant that is not an Affiliate shall not be eligible for the cashless exercise of this Warrant provided for in
Section 2 hereof.

            (e)    Termination of Restrictions. The restrictions imposed under
                   ---------------------------
this Section 3.2 upon the transferability of the Warrant and the shares of Common Stock acquired upon the exercise of this Warrant shall cease when (i) a registration statement covering such securities becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section 3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

     III.3  Replacement.  Upon receipt of evidence reasonably satisfactory to
            -----------
the Company of the loss, theft, destruction or mutilation of this Warrant and
(i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                  ARTICLE IV
                            ANTIDILUTION PROVISIONS
                            -----------------------

     IV.1  Reorganization, Reclassification or Recapitalization of the Company.
           -------------------------------------------------------------------
In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in Section 4.3 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reorganization, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.1 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 4.1 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

     IV.2  Splits and Combinations.  If the Company at any time subdivides any
           -----------------------
of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

     IV.3  Reclassification.  If the Company changes any of the securities as to
           ----------------
which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

     IV.4  Dividends and Distribution.  If the Company declares a dividend or
           --------------------------
other distribution on the Common Stock or if a dividend or other distribution on the Common Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

     IV.5  Liquidation; Dissolution.  If the Company shall dissolve, liquidate
           ------------------------
or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

     IV.6  Other Dilutive Events.  If any event occurs as to which the other
           ---------------------
provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the Company's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder and shall make the adjustments described therein.

     IV.7  Certificates and Notices.
           ------------------------

          (a) Adjustment Certificate.  Upon any adjustment of the Exercise Price
              ----------------------
and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) the Company's President and Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

          (b) Extraordinary Corporate Events.  If the Company, after the date
              ------------------------------
hereof, proposes to effect (i) any transaction described in Sections 4.1 or 4.3 hereof, (ii) a liquidation, dissolution or winding up of the Company described in Section 4.5 hereof, or (iii) any payment of a dividend or distribution with respect to Common Stock, then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Common Stock, entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least fifteen (15) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least fifteen (15) days prior to the date on which the action described is to take place and at least fifteen (15) days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action.

     IV.8   No Impairment.  The Company shall not, by amendment of the Articles
            -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

     IV.9  Application.  Except as otherwise provide herein, all sections of
           -----------
this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.


                                   ARTICLE V
                             COVENANTS OF COMPANY
                             --------------------

     V.1  Covenants. The Company covenants that:
          ---------

          (a) Share Limits.  The Company will not take any action which would
              ------------
result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock issuable upon exercise of options or warrants to acquire such shares and upon conversion of instruments which are convertible into such shares, would exceed the total number of shares of Common Stock then authorized under the Articles of Incorporation;

          (b) Authorized Shares.  The Company will at all times have authorized,
              -----------------
and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

          (c) Fully Paid Shares.  The Company will take all actions necessary or
              -----------------
appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.


                                  ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     VI.1  Holder Not a Shareholder.  Prior to the exercise of this Warrant as
           ------------------------
hereinbefore provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) except as provided herein, to receive (a) dividends or any other distributions made to shareholders, (b) notice of or attend any meetings of shareholders of the Company, or (c) notice of any other proceedings of the Company.

     VI.2  Nonwaiver.  No course of dealing or any delay or failure to exercise
           ---------
any right hereunder shall operate as a waiver of such right. No single or partial waiver of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     VI.3  Notices.  Any notice, demand or delivery to be made pursuant to this
           -------
Warrant will be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder and the Shareholders at their last known addresses appearing on the books of the Company maintained for such purpose or
(b) the Company at its Principal Executive Office. The Holder, the Shareholders and the Company may each designate a different address by notice to the other pursuant to this Section 6.3. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this Section 6.3.

     VI.4  Successors and Assigns.  This Warrant shall be binding upon, the
           ----------------------
Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns.

     VI.5  Modification; Severability.
           --------------------------

          (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

          (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

     VI.6  Integration.  This Warrant replaces all prior and contemporaneous
           -----------
agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     VI.7  Amendment.  This Warrant may not be modified or amended except by
           ---------
written agreement of the Company, the Holder and the Shareholder(s), if any.

     VI.8  Headings.  The headings of the Articles and Sections of this Warrant
           --------
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     VI.9  Governing Law. This Warrant shall be governed by, and construed in
           -------------
accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

     IN WITNESS WHEREOF, each of the Company and the Holder have caused this Warrant to be executed by its duly authorized representative as of the date first written above.



                                    THE COMPANY:

                                    SOLOPOINT, INC.


                                    By:
                                        ------------------------------------
                                          Arthur G. Chang
                                          President and Chief Executive Officer



                                    THE HOLDER:



                                    ----------------------------------------
                                                  (Signature)


                                    ----------------------------------------
                                                  (Print Name)

                                    Address:
                                             -------------------------------

                                             -------------------------------

                             SCHEDULE OF EXHIBITS
                             --------------------


EXHIBIT "A" -  Notice of Exercise (Section 2.1)

EXHIBIT "B" -  Investment Representation Certificate (Section 3.2(a))

EXHIBIT "C" -  Assignment Form (Section 3.2(d))

                                  EXHIBIT "A"
                                  -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

    (To be executed only upon partial or full exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases ______ shares of Common Stock of SoloPoint, Inc. and herewith makes payment therefor in the amount of $__________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or certificates in denominations of shares) for the shares of Common Stock of SoloPoint, Inc. hereby purchased be issued in the name of and delivered to the undersigned. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of SoloPoint, Inc. not being purchased hereunder be issued in the name of and delivered to the undersigned.

Dated: __________, _____

Signature Guaranteed

                                    ----------------------------------------

                                    ----------------------------------------

                                    By:
                                       -------------------------------------
                                           (Signature of Registered Holder)

                                    Title:
                                          ----------------------------------

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                  EXHIBIT "B"
                                  -----------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Purchaser:  ___________________________

Company:    SoloPoint, Inc.

Security:   Common Stock

Amount:     ___________________________

Date:    August ___, 1999

     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities other than as set forth in that certain Common Stock Subscription Agreement, dated of even date herewith, by and between the Company and the Purchaser. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased;

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied; and

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: ____________, _______

                                             PURCHASER:



                                             -------------------------
                                                        (Signature)


                                             -------------------------
                                                        (Print Name)

                                  EXHIBIT "C"
                                  -----------

                                ASSIGNMENT FORM
                                ---------------

       (To be executed only upon the assignment of the within Warrant)


     FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto ______________________________, whose address is _________________________________________ all of the rights of the undersigned under, with respect to shares of Common Stock of SoloPoint, Inc. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of SoloPoint, Inc. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ____________________ attorney to register such transfer on the books of SoloPoint, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated: __________, ________

Signature Guaranteed

                                    ---------------------------------------

                                    ---------------------------------------

                                    By:
                                        -----------------------------------
                                          (Signature of Registered Holder)

                                    Title:
                                          ---------------------------------

NOTICE: The signature to this Agreement must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                   EXHIBIT C

                                ESCROW AGREEMENT

















                                                                        EXHIBITS

                                ESCROW AGREEMENT

     Escrow Agreement dated as of August 10, 1999 by and among SoloPoint, Inc. a California corporation ("SoloPoint"), each of the persons listed on Exhibit D
                                                                      ---------
annexed hereto (each an "Investor" and collectively, the "Investors") and Chase Manhattan Bank and Trust Company, National Association (the "Escrow Agent").

                                   WITNESSETH

     WHEREAS, pursuant to a certain Common Stock Subscription Agreement (the "Subscription Agreement"), dated of even date herewith, by and between SoloPoint and the Investors (i) SoloPoint is required to deposit in escrow, to be held by the Escrow Agent subject to the terms and conditions set forth herein, certain stock certificates representing the shares of SoloPoint Common Stock being issued and sold to the Investors, and (ii) the Investors are required to deposit in escrow, to be held by the Escrow Agent subject to the terms and conditions set forth herein, certain funds and debt instruments, in each case pending the outcome of SoloPoint's Nasdaq Stock Market ("Nasdaq") delisting hearing (the "Hearing") scheduled for August 12, 1999.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1.  Appointment of Escrow Agent.  SoloPoint, on the one hand, and the
         ---------------------------
Investors, on the other hand, do hereby appoint and designate the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent does hereby accept such appointment under the terms and conditions set forth herein.

     2.  Establishment of Escrow Fund.  Simultaneously with the execution of
         ----------------------------
this Escrow Agreement, (a) the Investors are depositing with the Escrow Agent
(i) cash in the amount of $2,900,000.00 (less the amount of any nominal transfer and transaction fees and the amount of accrued and unpaid interest on the debt interests referred to in clause (b)), and (ii) debt instruments in the aggregate principal amount of $250,000 together with instructions to the Escrow Agent that such debt instruments be delivered to the party that is the recipient of the Escrow Fund upon disposition thereof, and (b) SoloPoint is depositing with the Escrow Agent stock certificates representing an aggregate 2,904,829 shares of its Common Stock, which certificates have been issued to the Investors in the denominations set forth in Exhibit D. The Escrow Agent shall hold,
                                  ---------
subject to the terms and conditions hereof, such cash, debt instruments and stock certificates and shall make such investments and reinvestments of the escrowed cash as may be permitted pursuant to Section 2 hereof (which, together with the income from such investments, are hereinafter referred to as the "Escrow Fund").

     3.  Investment of Escrow Fund.  During the term of this Escrow Agreement,
         -------------------------
the Escrow Fund shall be invested and reinvested by the Escrow Agent, in the qualified investment indicated below (check one):

     [   ]  One or more portfolios offered by Vista Fund Distributors, Inc., for which affiliates of Chase Manhattan Bank and Trust Company, N.A.
            provide investment advisory and other services for a fee as described in the prospectus for such fund which has been provided to SoloPoint and the Investors;

     [   ]  Time or Demand deposit;

     [   ]  Such other investments as the parties may mutually agree upon.

     The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent in its capacity as escrow agent hereunder shall not have any liability for any loss sustained as a result of any investment prior to its maturity of for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund or any earnings thereon.

     4. Disposition and Termination.
        ---------------------------

        (a) If the Hearing shall not result in a decision by the Nasdaq to immediatedelist SoloPoint, and SoloPoint shall provide the Escrow Agent with written proof to that effect, then the Escrow Agent shall immediately deliver
(i) the Escrow Fund and the debt instruments to the Company, and (ii) the escrowed stock certificates to the Investors at their addresses listed in Exhibit D. Upon such delivery by the Escrow Agent, this Escrow Agreement shall
---------
terminate, subject to the provisions of Paragraph 5(f) hereunder, which paragraph shall survive such termination.

        (b) If, however, the Hearing shall result in a decision by the Nasdaq to immediately delist SoloPoint, and the Investors or SoloPoint shall provide the Escrow Agent with written proof to that effect, then the Escrow Agent shall immediately deliver (i) the Escrow Fund to the Investors in the dollar amounts set forth next to their respective names in Exhibit D, (ii) the debt instruments
                                            ---------
to InveStar Capital, Inc., and (iii) the escrowed stock certificates to the Company. Upon such delivery by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Paragraph 5(f) hereunder, which paragraph shall survive such termination.

        (c) If no decision with respect to the continued listing of SoloPoint on Nasdaq shall have been made by Septemebr 15, 1999, then the Escrow Agent shall be required, without further notice and without the need for further instructions from any party, to dispose of the Escrow Fund and other property held by it in escrow in the manner provided in clause (b) of this Section 4.

     5. Miscellaneous.
        -------------

        (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

        (b) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments that may be due it hereunder.

        (c) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct was the primary cause of any loss to SoloPoint or any Investor. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

        (d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to the amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

        (e) SoloPoint hereby agrees to (i) pay the Escrow Agent upon execution of this Agreement its fee as set forth on Exhibit A hereto, for the services to
                                          ---------
be rendered hereunder, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursement, and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery modification and termination of this agreement.

        (f) SoloPoint, on the one hand, and the Investors, on the other hand, hereby agree to jointly and severally indemnify the Escrow Agent for, and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

        (g) Each party hereto, except the Escrow Agent, shall provide the Escrow Agent with their Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

        (h) The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement, and no other or further duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined on the Agreement.

        (i) All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by first class mail to the address as follows:


     If to the Escrow Agent, to:

     Chase Manhattan Bank and Trust Company, National Association
     101 California Street, Suite #2725
     San Francisco, CA  94111
     Attention: James Nagy, AVP
     Phone:   (415) 954-9507
     Fax:  (415) 693-8850

     If to SoloPoint, to:

     SoloPoint, Inc.
     130B Knowles Drive

     Los Gatos, California 95032
     Attention: Arthur G. Chang
     Phone: (408) 364-8850
     Fax: (408) 364-1724

     With a copy to:

     Wilson Sonsini Goodrich & Rosati
     650 Page Mill Road
     Palo Alto, California 94304
     Attention: Martin J. Waters, Esq.
     Phone: (650) 320-4808
     Fax:  (650) 493-6811

     If to the Investors, to:

     InveStar Capital, Inc.
     12th Floor, 333 Keelung Road, Section 1, Room 1201, Taipei, Taiwan ROC

     With a copy to:

     VentureStar, Inc.
     1737 North First Street, Suite 650
     San Jose, California 95112
     Attention: Dorothy Wu
     Phone: (408) 573-1066
     Fax: (408) 573-1060

     Hui-Chuan Liu
     8th Floor,  9,  Lane 311, Alley 43, Section 2
     Hoping East Road
     Taipei, Taiwan R.O.C.
     Phone: 886-2-2701-2937

     With a copy to:

     Mr. Joe Liu
     1466 Stareel Lane
     San Jose, California 95131
     Phone: 510-498-1189
     Fax: 510 440 8488

     The Bass Trust
     PO Box 1499
     3788 Ahonui Place
     Hanalei, Hawaii 96714
     Attention: Charlie Bass

     Carsten 1978 Trust, as Amended, UTD 7-12-78
     Jack C. Carsten TTEE
     P.O. Box 704
     Los Altos, California 94023
     Attention: Jack Carsten

     Murali & Mythill Narayanan
     3908 Hobson Gate Court
     Naperville, IL 60540
     Attention: Murali Narayanan

     Jai Bhagat
     106 Adderbury Court
     Ridgeland, MS 39157
     Attention: Jai Bhagat

     Edward M. Esber, Jr.
     13430 Country Way
     Los Altos Hills, CA 94022
     Attention: Edward M. Esber, Jr.

     Storm Ventures Fund I, LLC
     2800 Sand Hill Road
     Menlo Park, CA 94025-7055

     Tae Hea & Rosemarie Nahm
     235 E. Edith
     Los Altos, CA 94022-3036

     or at such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested and any such notice or communication given in the manner specified in this Paragraph 5(i) shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communications as the Escrow Agent deems advisable.

          (j) In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Exhibit B hereto, and the Escrow Agent may rely upon the confirmations of anyone
---------
purporting to be the person or persons so designated. The persons and telephone numbers for callbacks may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

          (k) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify
(i) the beneficiary, (ii) the beneficiary's bank, or (iii) an order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

          (l) The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only in writing signed by all of the parties hereto.

          (m) Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

          (n) This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (o) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

          (p) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

          (q) This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws and any action brought hereunder shall be brought in the courts of the State of California. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-convenience or any similar grounds and irrevocably consents to service or process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

          (r) Any company into which the Escrow Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Escrow Agent may sell or transfer all or substantially all of its escrow/custody business, provided such company shall be eligible to serve as Escrow Agent hereunder, shall be the successor hereunder to the Escrow Agent without the execution or filing of any paper or any further act.

          (s) Each of SoloPoint and the Investors shall present an Authorized Officer's Certificate with specimen signatures to the Escrow Agent upon the execution hereof (Exhibit C attached).
                  ---------

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date and year first above written.

                              SoloPoint, Inc.

                              By:_________________

                              Name:


                              Chase Manhattan Bank and Trust Company, National Association

                              By:____________________________________



                              Investors:
                              ---------

                              _______________________________________

                                       (Signature)

                              ______________________________

                                       (Printed Name)

                                   Exhibit A

                                      Fees
                                      ----


ESCROW AGENT FEE:                                                   $3,000.00
-----------------

     Per annum or any part thereof without proration for partial years.

     Includes review and negotiation of Escrow Agent Agreement; establishment of records, procedures and controls, and normal Escrow Agent duties. Payable upon establishment of Agreement.

LEGAL FEE:  (if applicable):                                        AT COST
----------

INVESTMENTS (if applicable):
-----------

     Chase makes available many attractive mutual fund alternatives with competitive performance records, including funds rated "AAA" by Standard & Poor's and Moody's. Of particular interest to trust customers are several funds offered by prospectus only through the Vista Family of Mutual Funds. Chase receives compensation from the fund manager of these mutual funds in connection with such investments. Additional information in relation to such compensation is available upon request.

Cash Escrow-Interest paid on average monthly balance
One month LIBOR less 50 basis points   NO CHARGE
ACTIVITY FEES:
-------------------------------------------------------------------
     Wire Transfers, each                                    $25.00
     Checks, each                                            $10.00
     Claims processing, each                                 $25.00
     Tax Reporting, per form                                 $10.00

     Direct out-of-pocket expenses (legal expenses, travel, and other professional services) will be charged at the actual cost thereof. Indirect expenses such as stationery items, checks, envelopes, etc., and disbursements such as postage and telephone will be charged at 6% of annual administration fees.

Additional Terms
----------------
 . Our proposed fees are based upon our review and acceptance of the appropriate documentation and standard credit approval by Global Trust Services Credit.

 . An incumbency certificate setting forth names, titles and specimen signatures must be furnished to us with respect to each person signing or giving us instructions on behalf of each corporate party to the Agreement.

 . "Out-of-pocket expenses" includes, but is not limited to legal expense, CUSIP charges, postage, stationery, travel and delivery expenses. If the Escrow agent is required to assume duties or responsibilities not included in this schedule, additional reasonable fees will be assessed based upon the nature of the service and the responsibility involved.

 .  Any legal counsel fees incurred will be charged at cost.

 . A Funds Transfer Agreement in substantially the same form as previously provided must be executed. Alternatively, language from this Agreement may be incorporated in the Governing documents.

         THIS FEE PROPOSAL IS CONFIDENTIAL AND MAY NOT BE REVEALED TO
                                   ANY PARTY
                 OUTSIDE THE WORKING GROUP IN THE TRANSACTION.

                                   Exhibit B

                     Telephone Number(s) for Call-Backs and

          Person(s) Designated to Confirm Funds Transfer Instructions
          -----------------------------------------------------------

If to SoloPoint:

Name:  Telephone Number:
----   ----------------

1. Arthur G. Chang          (408) 364-0262



2. Ronald J. Tchorzewski    (408) 341-8402


3.  ______________________  _______________________________

If to Investors:

Name:  Telephone Number:
----   ----------------

1.  ______________________  _______________________________


2.  ______________________  _______________________________


3.  ______________________  _______________________________


     Telephone callbacks shall be made to each of SoloPoint and the Investors if joint instructions are required pursuant to the Agreement.

                                   Exhibit C

                                SoloPoint, Inc.

Date:  August __, 1999

                      Authorized  Company Representatives
                      -----------------------------------


        Printed Name                             Title                                     Signature
-----------------------------        ------------------------------        ------------------------------------------
     Arthur G. Chang                 President & CEO
-----------------------------        ------------------------------        ------------------------------------------
     Ronald J. Tchorzewski           Chief Financial Officer
-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

     The above designation of an "Authorized Company Representative" on behalf of the Company may be amended or rescinded at any time hereafter by a replacement Certificate.

         Dated:      ____________________________

         By          ____________________________

         Name:       ____________________________

         Title:      ____________________________

                             Investors (as a group)

Date:  August __, 1999

                      Authorized Company Representatives
                      ----------------------------------


        Printed Name                             Title                                     Signature
-----------------------------        ------------------------------        ------------------------------------------
-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

-----------------------------        ------------------------------        ------------------------------------------

     The above designation of an "Authorized Company Representative" on behalf of the Company may be amended or rescinded at any time hereafter by a replacement Certificate.


        Dated:      _______________________________

        By          ______________________________

        Name:       ______________________________

        Title:      ______________________________

                                   Exhibit D

                             Schedule of Investors

Name and Address                                             Shares Purchased   Purchase Price
------------------------------------------------------       ----------------   --------------

InveStar Burgeon Venture Capital, Inc.                            512,316          $1.0844
12F, 333 Keelung Road, Section 1
Room 1201
Taipei, Taiwan R.O.C.

InveStar Dayspring Venture Capital, Inc.                          768,474          $1.0844
12F, 333 Keelung Road, Section 1
Room 1201
Taipei, Taiwan R.O.C.

InveStar Excelsus Venture Capital (Int'l), Inc. LDC               768,474          $1.0844
12F, 333 Keelung Road, Section 1
Room 1201
Taipei, Taiwan R.O.C.

Forefront Venture Partners L.P.                                   256,158          $1.0844
1737 N. First Street, Suite 650
San Jose, CA 95112

Hui-Chuan Liu                                                     276,650          $1.0844
8th Floor,  9,  Lane 311, Alley 43, Section 2
Hoping East Road
Taipei, Taiwan R.O.C.

The Bass Trust                                                     92,217          $1.0844
PO Box 1499
3788 Ahonui Place
Hanalei, Hawaii 96714

                                   Exhibit D
                                  (Continued)

                             Schedule of Investors

Name and Address                                      Shares Purchased   Purchase Price
----------------------------------------------        ----------------   --------------

Carsten 1978 Trust, as Amended, UTD 7-12-78                46,108          $1.0844
Jack C. Carsten TTEE
P.O. Box 704
Los Altos, California 94023
Attention: Jack Carsten

Murali & Mythill Narayanan                                 13,832          $1.0844
3908 Hobson Gate Court
Naperville, IL 60540

Jai Bhagat                                                 13,832          $1.0844
106 Adderbury Court
Ridgeland, MS 39157

Edward M. Esber, Jr.                                       18,443          $1.0844
13430 Country Way
Los Altos Hills, CA 94022

Storm Ventures Fund I, LLC                                110,660          $1.0844
2800 Sand Hill Road
Menlo Park, CA 94025-7055

Tae Hea & Rosemarie Nahm                                   27,665          $1.0844
235 E. Edith
Los Altos, CA 94022-3036

                                   EXHIBIT D

                                SOLOPOINT, INC.

                       INVESTOR SUITABILITY QUESTIONNAIRE

                             ______________________



                 (ALL INFORMATION FURNISHED IN COMPLETING THIS
                 QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)


          SoloPoint, Inc. (the "Company") will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

          Please complete, sign, date and return one copy of this questionnaire
                 --------  ----  ----     ------
as soon as possible to Martin J. Waters at Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050.

          If the answer to any question below is "none" or "not applicable", please so indicate.

          Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

                            I.  INDIVIDUAL INVESTORS
                                --------------------

1.  PERSONAL
    --------

    Name
        ------------------------------------------------------------------------
                   (Exact name as it should appear on stock certificate)

    Residence Address
                     -----------------------------------------------------------
    Home Telephone
                  --------------------------------------------------------------

    Date of Birth
                 ---------------------------------------------------------------

    Social Security Number
                          ------------------------------------------------------

2.  BUSINESS
    --------

    Occupation
              ------------------------------------------------------------------

    Number of Years
                   -------------------------------------------------------------


                                                                        EXHIBITS

    Present Employer
                    ------------------------------------------------------------
    Position/Title
                  --------------------------------------------------------------
    Business Address
                    ------------------------------------------------------------
    Business Telephone
                      ----------------------------------------------------------

3.  RESIDENCE INFORMATION
    ---------------------

    (a) Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

         _____________________________________________________________________

         _____________________________________________________________________

    (b) Are you registered to vote in, or do you have a driver's license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

         _____________________________________________________________________

4.  INCOME
    ------

    (a)  Do you reasonably expect either your own income from all sources
                                  ------
         during the current year to exceed $200,000 or the joint income of you
                                                    --
         and your spouse (if married) from all sources during the current year to exceed $300,000?

         Yes _____    No _____             If not, please specify
                                                           amount ______________

    (b) What percentage of your income as shown above is anticipated to be derived from sources other than salary?

         _____________________________________________________________________

    (c)  Was either your yearly income from all sources during each of the last
             ------
         two years in excess of $200,000 or was the joint income of you and
                                         --
         your spouse (if married) from all sources during each of such years in excess of $300,000?

         Yes _____    No _____

         If no, please specify amount for:
                                                           Last Year:___________
                                                    Year Before Last:___________



                                                                        EXHIBITS

5.   NET WORTH
     ---------

     Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000?

          Yes _____    No _____  If not, please specify
                                                          amount _______________

6.   EDUCATION
     ---------

     Please describe your educational background and degrees obtained, if any.

     ___________________________________________________________________________

     ___________________________________________________________________________


7.   AFFILIATION
     -----------

     If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


8.   BUSINESS AND FINANCIAL EXPERIENCE
     ---------------------------------

     (a) Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________


                                                                        EXHIBITS

     (b) Are you purchasing the securities offered for your own account and for investment purposes only?

                   Yes _____    No _____

          If no, please state for whom you are investing and/or the reason for investing.

          ______________________________________________________________________

          ______________________________________________________________________


9.   FINANCIAL ADVISORS
     ------------------

     In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

     Accountant:    ________________________________

                    ________________________________

                    ________________________________


     Attorney:      ________________________________

                    ________________________________

                    ________________________________


     Other:         ________________________________

                    ________________________________

                    ________________________________



           PLEASE TURN TO PAGE 8 AND SIGN AND DATE THIS QUESTIONNAIRE



                                                                        EXHIBITS

                         II.  NON-INDIVIDUAL INVESTORS
                              ------------------------

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership or other entity.)


IF INVESTMENT WILL BE MADE BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.
                               ----


1.    IDENTIFICATION
      --------------

      Name ________________________________________________________
              (Exact name as it will appear on stock certificate)

      Address of Principal
        Place of Business _________________________________________

      Jurisdiction of Formation
        or Incorporation __________________________________________

      Contact Person ______________________________________________

      Telephone Number (____)

      Type of Entity
       (corporation, partner-
       ship, trust, etc.) _________________________________________

      Was entity formed for the purpose of this investment?

                    Yes _____             No _____

      If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.


2.    PROPOSED INVESTMENT
      -------------------

      Please indicate the amount of your proposed investment: $____________

      Please state the investing entity's net worth at the time the securities will be purchased: $_______________

3.    BUSINESS
      --------

      Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:


                                                                        EXHIBITS

          [ ] a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;
          [ ] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];
          [ ] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
          [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
          [ ] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;
          [ ] an insurance company as defined in Section 2(13) of the Securities Act of 1933;
          [ ] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan,
          --
          a plan whose investment decisions are made solely by persons who are accredited investors;
          [ ] an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;
          [ ] a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.
          [ ]  Other.  Describe: ______________________________________
          ________________________________________________________
          ________________________________________________________


4.    INVESTMENT EXPERIENCE
      ---------------------

      Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

      _____________________________________________________________

      _____________________________________________________________

      _____________________________________________________________

      _____________________________________________________________



                                                                        EXHIBITS

                                III.  SIGNATURE
                                      ---------


          The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

          Executed  at ___________________, on  _________________, 19__.



                                               _______________________________
                                               (Signature)

                                               ________________________________
                                               (Title if for Entity)


                                                                        EXHIBITS

                                   EXHIBIT E

                         REGISTRATION RIGHTS AGREEMENT















                                                                        EXHIBITS

                                 SOLOPOINT, INC.
                         REGISTRATION RIGHTS AGREEMENT


    This Registration Rights Agreement (the "Agreement") is made as of the 10th day of August, 1999, by and among SoloPoint, Inc., a California corporation (the "Company") and each of the undersigned investors (each an "Investor" and together the "Investors").

                                R E C I T A L S
                                ---------------

    A. Effective as of the same date as this Agreement, the Company and the Investors have entered into a Common Stock Subscription Agreement (the "Subscription Agreement") pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's common stock (all terms not otherwise defined herein shall have the meanings ascribed in the Subscription Agreement).

    B. A condition to the Investors' obligations under the Subscription Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with certain rights to register the Common Stock acquired by the Investors pursuant to the Subscription Agreement. The Company desires to induce the Investors to purchase the Common Stock pursuant to the Subscription Agreement by agreeing to the terms and conditions set forth in this Agreement.

    NOW, THEREFORE, the parties hereby agree as follows:

                                   AGREEMENT

    1.   Registration Rights.  The Company and the Investors covenant and agree
         -------------------
as follows:

         1.1 Definitions.  For purposes of this Section 1:
             -----------

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means (i) the shares of the Company's common stock issued or sold in connection with the Subscription Agreement (such shares of common stock are collectively referred to herein as the "Shares" or "Stock"), (ii) the shares of the Company's common stock issuable upon the conversion of any of the Warrants (such shares of the Company's common stock are collectively referred to herein as the "Warrant Shares"), and (iii) any other shares of the Company's common stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock; provided, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, shares of common stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements under Section 4(1) of the Securities Act so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding which are Registrable Securities, plus the number of shares of common stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with this Agreement;

          (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act; and

          (f) The term "SEC" means the Securities and Exchange Commission.

         1.2 Registration.  The Company will use reasonable best efforts to
             ------------
effect a registration to permit the sale of the Registrable Securities as described below, and pursuant thereto the Company will:

          (a) prepare and file within the six month period commencing the date hereof, and use reasonable efforts to have declared effective by the SEC within 25 days after the date of filing, a registration statement on Form S-3 relating to resale of all of the shares of the Registrable Securities and use reasonable efforts to cause such registration statement to remain continuously effective for a period which will terminate when all Registrable Securities covered by such registration statement, as amended from time to time, have been sold or when the Registrable Securities may be sold under Rule 144(k) under the Securities Act;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the registration statement as may be necessary to keep such registration statement effective for the period specified in Section 1.2(a) and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the distribution of all Registrable Securities;

          (c) notify each Investor promptly and confirm such notice in writing
(i) when the registration statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (d) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (e) furnish to each Investor, without charge, at least one copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, and upon an Investor's request, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

          (f) deliver to each Investor, without charge, as many copies of the investor information materials and any amendment or supplement thereto as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities;

          (g) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or market on which similar securities issued by the Company are then listed, and if the securities are not so listed to use its reasonable best efforts promptly to cause all such securities to be listed on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market;

          (h) use reasonable efforts to qualify or register the Registrable Securities for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as are applicable. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to general service of process or taxation as a foreign corporation in any jurisdiction where it is not now so subject;

          (i) otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

          (j) expenses incurred in connection with a registration requested pursuant to this Section 1.2 shall be borne by the Company, including all registration, filing, qualification, printers' and accounting fees but excluding any underwriters' discounts or commissions and any fees and disbursements of any counsel for the selling Holders (such fees or discounts, if any, to be borne pro rata by the Holders participating in the registration).

         1.3 Restrictions; Procedure For Sales Pursuant To A Registration
             ------------------------------------------------------------
Statement.
---------

          (a) Each Holder agrees to the following restrictions on and procedures for sales made pursuant to a registration statement:

          (i) Notice to Company. If any Holder proposes to sell any Shares or Warrant Shares, the Holder shall notify the Company of its intent to do so by telephoning and speaking directly with Ronald J. Tchorzewski or the then current Chief Financial Officer of the Company at (408) 364-8850, and following up by immediately sending a written Notice of Sale. The Notice of Sale to the Company shall conclusively be deemed to establish an agreement by such Holder to comply with the registration provisions herein described, and the Notice of Sale shall be deemed to constitute a representation that any information previously supplied by such Holder is accurate as of the date of such Notice of Sale.

          (ii) Delay of Sale. The Company may refuse to permit the Holder to resell any Shares or Warrant Shares for a specified period of time; provided, however, that (a) in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that the registration statement in its then current form contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, (b) in no event shall such delay exceed twenty (20) days, (c) in no event shall this right of delay be exercised on more than two (2) occasions in any twelve (12) month period, and (d) during any suspension as contemplated by this Section 1.4 (a)(ii), the Company will not allow any of its officers or directors to buy or sell any of the Company's securities.

          (b) Representations of Holders.  Each Holder hereby represents to and
              --------------------------
covenants with the Company that, during the period in which a registration statement effected pursuant to Section 1.2 remains effective, such Holder will:

                  (i) not engage in any stabilization activity in connection with any of the Company's securities;

                  (ii) cause to be furnished to any purchaser of the Shares or Warrant Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the investor information materials provided by the Company; and

                  (iii) not bid for or purchase any securities of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities other than as permitted under the Exchange Act.

          (c) Information for Use in Registration Statement.  Each Holder
              ---------------------------------------------
represents and warrants to the Company that such Holder has completed the information requested by the Selling Holder's Questionnaire attached as Exhibit A to this Agreement (the "Questionnaire"), and further represents and warrants to the Company that all information provided by such Holder in the Questionnaire is true, accurate and complete. Each Holder understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the registration statement, and has executed this Agreement with such knowledge.

         1.4 Furnish Information. It shall be a condition precedent to the
             -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable

Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         1.5 Delay of Registration. No Holder shall have any right to obtain or
             ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any dispute that might arise with respect to the interpretation or implementation of this Section 1.

         1.6 Indemnification.  In the event any Registrable Securities are
             ---------------
included in a registration statement under this Section 1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that, in no event shall any contribution by a Holder under this Subsection 1.6(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

         1.7 Reports Under Securities Exchange Act Of 1934.  With a view to
             ---------------------------------------------
making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (b) take such action, including the voluntary registration of its common stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


    2.   MISCELLANEOUS.

         2.1 Successors and Assigns. Except as otherwise provided in this
             ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares and/or Warrant Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         2.2 Governing Law.  This Agreement and all acts and transactions
             -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

         2.3 Counterparts.  This Agreement may be executed in two (2) or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.4 Titles and Subtitles.  The titles and subtitles used in this
             --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         2.5 Notices.  Unless otherwise provided herein, any notice required or
             -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page hereto or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day. Notwithstanding the foregoing, any notice delivered pursuant to Section 1.4 hereto must be made by personal delivery or confirmed facsimile transmission.

         2.6 Expenses.  If any action at law or in equity is necessary to
             --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         2.7 Amendments and Waivers.  Any term of this Agreement may be amended
             ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

         2.8 Severability.  If one or more provisions of this Agreement are held
             ------------
to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

         2.9 Entire Agreement.  This Agreement, and the documents referred to in
             ----------------
this Agreement (with the exception of the registration statement) constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                     "COMPANY"

SOLOPOINT, INC.                                  Address:

                                                 130-B Knowles Drive
                                                 Los Gatos, California 95032
By:  ____________________________                Facsimile:  (408) 364-1724
       Arthur G. Chang
       President and Chief Executive Officer



                                      INVESTORS:



By:  ____________________________                 Address:  ________________________
    (Signature)
                                                            ________________________

     ____________________________
    (Print Name)

                                   EXHIBIT A

                                SOLOPOINT, INC.
                      SELLING STOCKHOLDER'S QUESTIONNAIRE

    In connection with the SoloPoint, Inc. (the "Company") Registration Statement (File No. _______________) registering certain shares of the Company's common stock, the undersigned represents and warrants that the information set forth below is true, accurate and complete:


    1. As of the date hereof, the undersigned beneficially owns ______ shares of the Company's common stock.

    2. Except as described below, the undersigned has not had a material relationship with the Company or any of its predecessors or affiliates within the last three years.

    The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). However, the SEC has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, ten percent (10%) or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

    If applicable, please describe the material relationship with the Company:



Dated:   ___________________  By:______________________________________
                                            (Signature)

                              Name:____________________________________
                                           (Print Name)
                             Title:___________________________________
                                         (if applicable)

                                 SCHEDULE 2.8

                                  Litigation
                                  ----------

          A former vendor, The CatchPole Corporation, has sued the Company in Massachusetts for the collection of certain fees for consulting services allegedly rendered to the Company. The Company believes that it was overcharged for such services and has offered to pay a reduced amount. The Settlement negotiations are underway. Management estimates that the Company's total exposure with respect to the matter is less than $10,000.00.

          A former customer, Hello Direct, Inc., filed suit against the Company in California for the collection of an amount due for return of product to the Company. The Company and Hello Direct, Inc. have agreed in principal on the terms of the settlement. The Company will issue a refund to Hello Direct in the amount of $16,533.63 upon completion of the financing currently underway in exchange for Hello Direct's dismissal of its claim and general release of the Company.





                                                                        EXHIBITS